DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus International Discovery Fund *DRIDX (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 12, 2014

TO SUMMARY PROSPECTUS DATED APRIL 30, 2014

IMPORTANT NOTICE

Effective September 4, 2014, Sebastien Pigeon no longer serves as the assistant portfolio manager of the Fund. Effective September 12, 2014, Dan Rea no longer serves as the portfolio manager of the Fund and Joshua Rubin (formerly assistant portfolio manager of the Fund) serves as portfolio manager of the Fund. Accordingly, the following information replaces the existing disclosure under “Portfolio Management” on page 4 of the Summary Prospectus:

Portfolio Manager

Joshua Rubin

Portfolio Manager of DCM

Portfolio Manager of the Fund

since 9/14

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.